Exhibit 10.19.1

                        AMENDMENT #1 TO DEALER AGREEMENT
                       ASSIGNMENTS, CONFIDENTIALITY, T&Cs

     THIS AMENDMENT #1 (herein "Amendment") to the Dealer Agreement ("Agreement") is made this ___ day of July, 2005 with an effective date of July 1, 2005 ("Effective Date") by and among Conn Appliances, a Texas corporation ("Conn"), CAI, L.P., a Texas limited partnership ("CAILP"), Conn and CAI having their principal places of business at 3295 College Street, Beaumont, Texas 77701 (except where otherwise noted, Conn and CAI collectively herein referred to as "Dealer"), Federal Warranty Service Corporation, an Illinois corporation having its principal place of business at 260 Interstate North Circle, SE, Atlanta, GA 30339 ("Federal"), and Voyager Service Programs, Inc., a Florida corporation having its principal place of business at 11222 Quail Roost Drive, Miami, Florida 33157 ("Voyager").

WHEREAS, Dealer and Voyager entered into a "Dealer Agreement" stated as effective January 1, 1998 (the "Agreement") concerning the sale by Dealer of Service Contracts covering certain specified merchandise sold by Dealer, under which Service Contracts Voyager was the obligor, and which Service Contracts were administered by Dealer; and

WHEREAS, The parties desire for Federal to assume the rights and duties of Voyager under the Agreement, and to provide for the replacement of the contractual liability insurance policy by a different insurer affiliate of Federal; and

WHEREAS, The parties desire for CAILP to assume the rights and duties of Conn under the Agreement.

NOW THEREFORE, in consideration of the mutual covenants and promises set forth herein and in the Agreement, the parties do hereby agree as follows:

1. Voyager hereby assigns, and Federal hereby assumes, all of the rights, duties and obligations of Voyager under the Agreement.

2. Conn hereby assigns, and CAILP hereby assumes, all of the rights, duties and obligations of Dealer under the Agreement.

3. Exhibit A of the Agreement is hereby replaced by the attached Amendment #1 Exhibit A. Dealer shall implement the new Service Contract forms set forth in Exhibit A, and shall cease printing, offering, selling or issuing any other Service Contract forms, no later than the date selected by Federal, which shall not be sooner than ninety (90) days after the effective date of this Amendment #2, and shall reasonably reflect the time needed by Dealer to complete such implementation. Dealer shall provide Federal at least thirty (30) days' notice prior to the actual implementation date selected by Dealer. Dealer shall destroy all Service Contract forms which do not comply with the attached Exhibit A not later than thirty (30) days following the actual implementation date herein referenced.

4. All references within the Agreement to "Voyager," excluding references to "Voyager Property & Casualty Insurance Company" but including references within other terms such as "Voyager Fee" which incorporate the name "Voyager," are hereby changed to "Federal."

5. Paragraph 13 Notices of the Agreement, is hereby amended to indicate Federal's and Dealer's addresses for notices as:

     If to Federal:    Federal Warranty Service Corporation
                       260 Interstate North Circle, SE,
                       Atlanta, Georgia 30339-2110
                       Attn: President

                       With copy to:
                       American Bankers Insurance Company of Florida 11222 Quail Roost Drive
                       Miami, Florida 33157-6596
                       Attn: PPP Channel Attorney

     If to Dealer:     CAI, L.P.
                       3295 College Street
                       Beaumont, Texas 77701
                       Attn: Mr. Thomas Franks

6. All references within the Agreement to "Voyager Property & Casualty Insurance Company" and "VP&C" are hereby changed to "American Bankers Insurance Company" and "ABIC" respectively.

7. Not later than the implementation date referenced in Paragraph 2 of this Amendment #1, Federal shall obtain a replacement contractual liability insurance policy from American Bankers Insurance Company of Florida. Upon issuance of the new American Bankers policy, Dealer agrees that the previous policy issued by Voyager Property & Casualty Insurance Company shall be cancelled, however the previous policy will continue to provide coverage for Voyager-obligor Service Contracts issued prior to such cancellation.

8. The "Confidentiality and Non-Disclosure Agreement" attached hereto as Amendment #1 Exhibit B, shall be executed by the parties and attached to and made part of the Agreement as Exhibit E.


IN WITNESS HEREOF, the parties have signed this Amendment effective as of the date first above written.

Voyager Service Programs, Inc.            Conn Appliances, Inc.

By:  /s/ Joe Erderman                     By:   /s/ David Atnip 7/21/05
   ----------------------------------         ----------------------------------

Title:  Vice President                    Title: Treasurer
      -------------------------------           --------------------------------

Federal Warranty Service Corporation                     CAI, L.P.

By:  /s/ Joe Erderman                     By:  /s/ David Atnip 7/21/05
   ----------------------------------        -----------------------------------

Title:  Vice President                    Title: Treasurer
      -------------------------------           -------------------------------

                  AMENDMENT #1 EXHIBIT A (Agreement Exhibit A)
                          SAMPLE SERVICE CONTRACT FORM

                                SERVICE AGREEMENT

     In consideration of the amount paid on the invoice for this Service Agreement ("Agreement"), and except as hereinafter provided, Federal Warranty Service Corporation will make all necessary repairs and replacement of parts for the appliance or product identified on this invoice at the owner's address as identified on the invoice. Pre-existing conditions are included in this Agreement. This Agreement is not a contract of Insurance.

                              TERMS AND CONDITIONS

     (1) Service shall be rendered during normal working hours and within the territory normally serviced by Federal Warranty Service Corporation retained and qualified service administrators.

     (2) This Agreement excludes (a) damages caused by spillage of liquids, failure to maintain proper operating fluid levels, insect infestations or by other improper or negligent use of the products; (b) damages caused by corrosion or rust; (c) theft or damage caused by flood, fire, hurricane, tornado, or all other acts of God; (d) consumable items such as knobs, cabinetry, trim, antennas, software, disks, needles, cartridges, glass, bulbs, belts, blades, tires, oil, filters, spark plugs, batteries, etc.; (e) commercial use of the product; (f) routine cleaning and maintenance of products, as detailed in owners manual, such as air conditioners and lawn and garden products; (g) Special, consequential or indirect damages, whether by contract, tort, or negligence; (h) repair or replacement covered by the manufacturer's warranty; (i) verified food loss damages in excess of $ 150 on refrigerators and $ 250 on freezers; (j) damages/repairs covered by owner's other insurance coverages; or (k) use of the product in a manner which would void the manufacturer's warranty before or after the warranty period.

     (3) Owner has the right at any time to request in writing to Federal Warranty Service Corporation or its designated service administrator the cancellation of this Agreement. Owner may return this Agreement within twenty (20) days of the date this Agreement was provided to them, or within ten (10) days if the Agreement was delivered at the time of sale. If no claim was made, the Agreement is void and the full purchase price will be refunded. A penalty fee of ten (10) percent of the amount outstanding per month on a refund that is not made within forty-five (45) days will be paid. These provisions apply only to the original purchaser of the Agreement and will not be extended to any additional owners for the product. In the event the seller cancels the Agreement, a written notice will be mailed to the last known address at least five (5) days prior to cancellation, which shall state the effective date of cancellation and the reason for cancellation. However, prior notice is not required if the reason for cancellation is nonpayment of the provider fee, a material misrepresentation relating to the covered property or its use, or a substantial breach of duties relating to the covered product or its use. Seller may cancel this Agreement at any time and a refund of 100% of the amount paid will be made to the owner. Any refunds made by Seller will be less the amounts paid on the owner's behalf for repairs.

     (4) Our obligations under this Agreement are guaranteed by an insurance policy issued by American Bankers Insurance Company of Florida. If a covered claim is not paid within sixty (60) days after proof of loss has been filed, you may file a claim directly with the Insurance Company. Please call 1-800-842-2244.

     (5) This Agreement is subject to review by seller before being considered for renewal.

     (6) Federal Warranty Service Corp's limit of liability is the replacement value of the product.

          a. Should Federal Warranty Service Corporation be unable to repair a product due to part unavailability, or other circumstances, Federal Warranty Service Corporation may choose, at its option, to either replace it with a product of like value, a refurbished product, or credit monies towards the purchase of a new product.

          b. If a product is replaced under the terms of this Agreement, the customer may purchase a new Agreement at new product pricing.

     (7)  This  Agreement  is  transferable   upon  Federal   Warranty   Service
          Corporation or its service administrator receiving a written request from the original owner.

               This instrument sets forth the entire agreement between the parties and no representation, promise or condition not contained herein shall modify its terms. If services are required that are not included in this Service Agreement, they will by provided at regular repair rates.

               Federal  Warranty  Service   Corporation  has  retained  CAI,  LP
     ("Conn's"),   as  its  service  administrator.   Conn's  provides  customer
     assistance at these locations and telephone numbers:


     Area                             Service Center Address                      Telephone
     Dallas
     Corpus Christi
     Orange-Port Arthur-Bridge City   2686 Laurel,             Beaumont ,TX       409 735 7166
     Beaumont                         2686 Laurel,             Beaumont ,TX       409 832 9938
     Lake Charles                     2678 Laurel,             Beaumont, TX       800 634 7118
     Houston Area                     635 Blue Bell,           Houston, TX        281 591 6611
     San Antonio                      1974 S. Alamo,           San Antonio, TX    210 354 1000
     Lafayette                        2910 JohnstonSt,         Lafayette, LA      318 233 8427


                              ARBITRATION PROVISION
                              ---------------------

     READ THE FOLLOWING ARBITRATION PROVISION ("PROVISION") CAREFULLY. IT LIMITS CERTAIN OF YOUR RIGHTS, INCLUDING YOUR RIGHT TO OBTAIN RELIEF OR DAMAGES THROUGH COURT ACTION.

     As used in this Provision, "You" and "Your" mean the person or persons named in this [Service Agreement], and all of his/her heirs, survivors, assigns and representatives. And, "We" and "Us" shall mean the Obligor identified above and shall be deemed to include all of its agents, affiliates, successors and assigns, and any retailer or distributor of its products, and all of the dealers, licensees, and employees of any of the foregoing entities

     Any and all claims, disputes, or controversies of any nature whatsoever (whether in contract, tort or otherwise, including statutory, common law, fraud (whether by misrepresentation or by omission) or other intentional tort, property, or equitable claims) arising out of, relating to, or in connection with (1) this [Service Agreement] or any prior [Service
     Agreement], and the purchase thereof; and (2) the validity, scope, interpretation, or enforceability of this Provision or of the entire Agreement ("Claim"), shall be resolved by binding arbitration before a single arbitrator. All arbitrations shall be administered by the American Arbitration Association ("AAA") in accordance with its Expedited Procedures of the Commercial Arbitration Rules of the AAA in effect at the time the Claim is filed. The terms of this Provision shall control any inconsistency between the AAA's Rules and this Provision. You may obtain a copy of the AAA's Rules by calling (800) 778-7879. Upon written request We will advance to You either all or part of the fees of the AAA and of the arbitrator. The arbitrator will decide whether You or We will be responsible for these fees. The arbitrator shall apply relevant substantive law and applicable statute of limitations and shall provide written, reasoned findings of fact and conclusions of law. This Provision is part of a transaction involving interstate commerce and shall be governed by the Federal Arbitration Act, 9 U.S.C. ss. 1 et seq. If any portion of this Arbitration Provision is deemed invalid or unenforceable, it shall not invalidate the remaining portions of the Arbitration Provision. This Arbitration Provision shall inure to the benefit of and be binding on You and Us and its Provision shall continue in full force and effect subsequent to and notwithstanding the expiration of termination of this [Service Agreement].

     You agree that any arbitration proceeding will only consider Your Claims. Claims by, or on behalf of, other individuals will not be arbitrated in any proceeding that is considering Your Claims.

     You and We Understand and agree that because of this arbitration PROVISION neither you nor us will have the right to go to court except as provided above or to have a jury trial or to participate as any member of a class of claimants pertaining to any claim.

     THIS CONTRACT PROVIDES LIMITED SERVICE FOR REASONABLE REPAIR OR REPLACEMENT TO SPECIFICALLY DESCRIBED ITEMS.

     THIS SERVICE CONTRACT IS INCLUSIVE OF THE MANUFACTURER'S  WARRANTY; IT DOES
     NOT  REPLACE  THE  MANUFACTURER'S   WARRANTY,   BUT  DOES  PROVIDE  CERTAIN
     ADDITIONAL BENEFITS DURING THE TERM OF THE MANUFACTURER'S WARRANTY.

     Notice for Texas residents: If YOU have complaints or questions regarding this AGREEMENT, YOU may contact the Texas Department of Licensing and Regulation at the following address and telephone number: Texas Department of Licensing and Regulation, Post Office Box 12157, Austin, Texas 78711; 512-463-6599 or 800-803-9202.


          To learn more about how Federal Warranty Service Corporation, an Assurant Solutions company, uses your information, please visit our website at www.assurantsolutions.com

                  AMENDMENT #1 EXHIBIT B (Agreement Exhibit E)
                  CONFIDENTIALITY AND NON-DISCLOSURE AGREEMENT

     THIS CONFIDENTIALITY AND NON-DISCLOSURE [AND JOINT MARKETING] AGREEMENT ("Agreement") is effective ______, 200__ between Conn Appliances and CAI, L.P. (Conn and CAI collectively the "Producer"), having a principal place of business at 3295 College Street, Beaumont, Texas 77701, and Federal Warranty Service Corporation ("FWSC"), having a principal place of business at 260 Interstate North Circle, Atlanta, Georgia 30339.

     A. FWSC and Producer engage in a business relationship that has been memorialized in certain contract(s) (the "Contract") executed by both parties. The Contract may involve the exchange of confidential and/or proprietary information.

     B.   The  Gramm-Leach-Bliley  Act of 1999  (Public Law  106-102,  113 Stat.
          1138), as it may be amended from time to time (the "GLB Act") and the regulations promulgated thereunder impose certain obligations on financial institutions with respect to the confidentiality and security of the customer data of such financial institutions.

     C. Without admitting any applicability of the GLB Act to the business conducted by and between the parties, the parties wish to enter into this Agreement to supplement the obligations of the parties set forth in the Contract in order to comply with the GLB Act and the regulations promulgated thereunder.

     NOW, THEREFORE, in consideration of the covenants and promises contained herein, Producer and FWSC agree as follows:

1. Confidential Information. "Confidential Information" of a party shall mean and include information about hardware, software, screens, specifications, designs, plans, drawings, data, prototypes, discoveries, research, developments, methods, processes, procedures, improvements, `Know-how', compilations, market research, marketing techniques and plans, business plans and strategies, customer names and all other information related to customers, including without limitation any "nonpublic personal information" as defined under the GLB Act and regulations promulgated thereunder, price lists, pricing policies and financial information or other business and/or technical information and materials, in oral, demonstrative, written, graphic or machine-readable form, which is unpublished, not available to the general public or trade, and which is maintained as confidential and proprietary information by the disclosing party for regulatory, customer relations, and/or competitive reasons. Confidential Information shall also include such confidential and proprietary information or material belonging to a disclosing party of or to which the other party may obtain knowledge or access through or as a result of the performance of its obligations under the Contract. Confidential Information also includes any information described above which the disclosing party has obtained in confidence from another party who treats it as proprietary or designates it as Confidential Information, whether or not owned or developed by the disclosing party. Notwithstanding the foregoing, Confidential Information does not include aggregate claims experience data and other actuarial calculations resulting from Producer's service contract program, provided such data and calculations do not include and cannot in any manner be matched to individual customer-specific data including but not limited to names, addresses, telephone numbers, contract numbers, individual claim records, or individual complaint records.

2.   Exceptions.
     -----------

     (a) Notwithstanding anything to the contrary herein, neither party shall have any obligation with respect to any Confidential Information of other party, or any portion thereof, which the receiving party can establish by competent proof (including, but not limited to, ideas, concepts, `Know-how' techniques, and methodologies); (i) is or becomes generally known to companies engaged in the same or similar businesses as the parties hereto on a non-confidential basis, through no wrongful act of the receiving party; (ii) is lawfully obtained by the receiving party from a third party which has no obligation to maintain the information as confidential and which provides it to the receiving party without any obligation to maintain the information as proprietary or confidential; (iii) was known prior to its disclosure to the receiving party without any obligation to keep it confidential as evidence by tangible records kept by the receiving party in the ordinary course of its business; (iv) is independently developed by the receiving party without reference to the disclosing party's Confidential Information; or (v) is the subject of written agreement whereby the disclosing party consents to the use or disclosure of such Confidential Information.

     (b) If a receiving party or any of its representative shall be under a legal obligation in any administrative or judicial circumstance to disclose any Confidential Information, the receiving party shall give the disclosing party prompt notice thereof so that the disclosing party may seek a protective order and/or waiver, if the receiving party or any such representative shall, in the opinion of its counsel, stand liable for contempt or suffer other censure or penalty for failure to disclose, disclosure pursuant to the order of such tribunal may be made by the receiving party or its representative without liability hereunder.

3.   Disclosure and Protection of Confidential Information.
     ------------------------------------------------------

     (a) Each party warrants the disclosure of Confidential Information to the other party is in accordance with applicable state and federal law and the party's own stated privacy policies. Each party agrees not to use Confidential Information of the other party for any purpose other than the fulfillment of such party's obligations to the other party under the Contract. All Confidential Information relating to a party shall be held in confidence by the other party to the same extent and in at least the same manner such party protects its own confidential or proprietary information. Neither party shall disclose, publish, release, transfer or otherwise make available Confidential Information of the other party in any form to, or for the use or benefit of, any person or entity without the other party's consent. Each party shall, however, be permitted to disclose relevant aspects of the party's Confidential Information to its officers, agents, subcontractors, and employees to the extent that such disclosure is reasonably necessary for the performance of its duties and obligations under the Contract and this Agreement provided such disclosure is not prohibited by the "GLB Act," the regulations promulgated thereunder or other applicable law; provided, however, that such party shall take all reasonable measure to ensure that Confidential Information of the other party is not disclosed or duplicated in contravention of the provisions of the Contract and this Agreement by such officers, agents, subcontractors and employees. Each party further agrees promptly to advise the other party in writing of any misappropriation, or unauthorized disclosure or use by any person of Confidential Information which may come to its attention and to take all steps reasonably requested by the other party to limit, stop or otherwise remedy such misappropriation, or unauthorized disclosure or use. If the GLB Act, the regulations promulgated thereunder or other applicable law now or hereafter in effect imposes a higher standard of confidentiality to the
          Confidential Information, such standard shall prevail over the provisions of this Section 3.

     (b) Neither party will make any more copies of the other party's written or graphic materials containing Confidential Information than is necessary for its use under the terms of the Contract, and each such copy shall be marked with the same proprietary notices as appear on the originals.

     (c) Each party shall, at a minimum, protect the Confidential Information of the other party in the same manner as it protects its own Confidential Information.

     (d) Each party shall develop, implement and maintain a comprehensive written information security program to protect Confidential Information ("Security Program") that includes administrative, technical and physical safeguards appropriate to its size and complexity and nature and scope of its activities in compliance with the GLB Act, Section 501(b) and regulations promulgated thereunder. The objective of each such Security Program shall be to insure the security and confidentiality of Confidential Information, protect against  any  anticipated  threats  or  hazards  to  the  security  or integrity of Confidential Information and protect against the unauthorized access to or use of Confidential Information that could result in substantial harm or inconvenience to any customer.

          Each party will ensure that any third party to whom it transfers Confidential Information enters into an agreement to protect the confidentiality and security of Confidential Information in the same manner as required by this Agreement and in compliance with the GLB Act and regulations promulgated thereunder.

          Upon  written  request,  a party  shall  provide  to the  other  party
          information,   such  as  audits   or   summaries   of  test   results,
          demonstrating the effectiveness of its Security Program.

4. Term; Return of Materials. The term of this Agreement shall commence on the effective date first written above. For as long as a party continues to possess or control the Confidential Information furnished by the other party, and for so long as the Confidential Information remains unpublished, confidential and legally protectable as the intellectual property of the disclosing party, except as otherwise specified herein, the receiving party shall make no use of such Confidential Information whatsoever, notwithstanding the expiration of the Agreement. The parties acknowledge their understanding that the expiration of this Agreement shall not be deemed to give either party a right or license to use or disclose the Confidential Information of the other party. Any materials or documents, including copies thereof, which contain Confidential Information of a party shall be promptly returned to such party upon the request of such party except that copies may be retained, if required, for legal or financial compliance purposes. Upon termination or expiration of the Contract, all materials or documents, including copies thereof, which contain Confidential Information of a party shall be promptly returned to such party or destroyed except that copies may be retained, if required, for legal or financial compliance purposes.

5. Injunctive Relief. It is agreed that the unauthorized disclosure or use of any Confidential Information may cause immediate or irreparable injury to the party providing the Confidential Information, and that such party may not be adequately compensated for such injury in monetary damages. Each party therefore acknowledges and agrees that, in such event, the other party shall be entitled to seek any temporary or permanent injunctive relief necessary to prevent such unauthorized disclosure or use, or threat of disclosure or use, and consents to the jurisdiction of any federal or state court of competent jurisdiction sitting in Atlanta, Georgia for purposes of any suit hereunder and to service of process therein by certified or registered mail, return receipt requested.

6. Amendments. This Agreement shall not be amended, modified, released, discharged, abandoned or otherwise terminated prior to the expiration, in whole or in part, except by written agreement signed by the parties hereto.

7. Severability. In the event that any provisions, or any portion thereof, of this Agreement is determined by competent judicial, legislative or administrative authority to be prohibited by law, then such provisions or part thereof shall be ineffective only to the extent of such prohibition, without invalidating the remaining provisions of the Agreement.

8. Full Force and Effect. This Agreement is only intended to supplement any existing obligation of the parties as set forth in the Contract with respect to Confidential Information. To the extent that the provisions of the Contract impose a higher standard of confidentiality with respect to the Confidential Information, such standard shall prevail over the provisions of this Agreement. Except as supplemented herein, the Contract remains in full force and effect.

                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Agreement, and intend it to be effective as of the Effective Date, if set forth herein, or upon execution by both parties.

Agreed:                                   Agreed:

Federal Warranty Service Corp               Conn Appliances, Inc.


   /s/ Joe Erdeman
------------------------------------        ------------------------------------

By:                                         By: /s/ David R. Atnip 7/21/2005
   ----------------------------------          ---------------------------------
     (Signature)                (Date)        (Signature)               (Date)

Name: /s/ Joe Erdeman                       Name: David R. Atnip (Print) (Print)
     --------------------------------            -------------------------------

Title: President                            Title: Treasurer
      -------------------------------            -------------------------------

                                            CAI, L.P.


                                            ------------------------------------


                                            By: /s/ David R. Atnip 7/21/2005
                                               ---------------------------------
                                            (Signature)             (Date)

                                            Name: David R. Atnip         (Print)
                                                 -------------------------------

                                            Title: Treasurer
                                                  ------------------------------